UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2015 (June 4, 2015)

ARCA biopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11080 CirclePoint Road, Suite 140, Westminster, CO 80020

(Address of Principal Executive Offices) (Zip Code)

(720) 940-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The 2015 annual stockholders meeting of ARCA biopharma, Inc. (the “Company”), scheduled for June 4, 2015, was convened and adjourned to June 22, 2015, 9:00 a.m. Mountain Daylight Time, in the Company’s offices at 11080 CirclePoint Road, Suite 140, Westminster, Colorado, 80020.  The annual meeting was adjourned to allow additional time for the Company’s stockholders to vote on the proposals set forth in the Company’s proxy statement filed with the SEC, which is available at http://www.sec.gov/Archives/edgar/data/907654/000119312515129381/d895439ddef14a.htm.

During the period of the adjournment, the Company will solicit proxies from its stockholders with respect to the proposals set forth in the Company’s proxy statement.  Proxies previously submitted for the meeting will be voted at the adjourned meeting unless properly revoked.  All stockholders who have not yet voted must do so before June 22, 2015 at 1:00 a.m. Mountain Daylight Time to be counted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2015

ARCA biopharma, Inc.
(Registrant)

	By:	/s/ Christopher D. Ozeroff
		Name:	Christopher D. Ozeroff
		Title:	Senior Vice President and General Counsel